                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)   DECEMBER 12, 2006
                                                     ---------------------------

                              I/OMAGIC CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             NEVADA                   0-27267                 33-0773180
--------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)            File Number)         Identification No.)

           4 MARCONI, IRVINE, CALIFORNIA                       92618
--------------------------------------------------------------------------------
      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code     (949) 707-4800
                                                  ------------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Attached hereto as Exhibit 16.1 is a letter dated December 19, 2006, from our former independent registered public accounting firm, Singer Lewak Greenbaum & Goldstein LLP.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          Not applicable.

     (b)  Pro Forma Financial Information.
          -------------------------------

          Not applicable.

     (c)  Shell Company Transactions.
          --------------------------

          Not applicable.

     (d)  Exhibits.
          --------

          Number    Description
          ------    -----------

          16.1 Letter dated December 19, 2006 from Singer Lewak Greenbaum & Goldstein LLP regarding change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 27, 2006           I/OMAGIC CORPORATION

                                   By: /s/ THOMAS L. GRUBER
                                       -----------------------------------------
                                       Thomas L. Gruber, Chief Financial Officer

                        EXHIBITS ATTACHED TO THIS REPORT

    Number     Description
    ------     -----------

     16.1 Letter dated December 19, 2006 from Singer Lewak Greenbaum & Goldstein LLP regarding change in certifying accountant